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                                                                  EXHIBIT 10.42

                               EXTENSION AGREEMENT

         THIS EXTENSION AGREEMENT (the "Agreement"), effective as of June 14, 1996, between PLASMA-THERM, INC., a Florida corporation (the "Borrower"), whose principal place of business is 9509 International Court North, St. Petersburg, Florida 33716, and NATIONSBANK, N.A. (SOUTH), f/k/a NATIONSBANK OF FLORIDA, N.A., a national banking association (the "Lender"), whose address is 400 N. Ashley Drive (FL1-010-07-01), Tampa, FL 33602, Attn: Real Estate Loan Administration.

         WHEREAS, on or about August 14, 1995, Borrower executed a Promissory
Note in favor of Lender in the principal amount of THREE MILLION THREE HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($3,375,000.00) (the "Note").

         WHEREAS, the Note was secured by among other documents, a Mortgage, Assignment of Rents and Security Agreement, UCC-1 Financing Statements, Amended and Restated Revolving Credit Agreement, as amended, Construction Loan Agreement and Environmental Indemnity Agreement (all of the loan documents being collectively referred to herein as the "Loan Documents").

         WHEREAS, the proceeds of the Note have been used by the Borrower to construct a 60,639.50 square foot (MOL) office/manufacturing facility, including leasehold improve ments, on certain property located in Pinellas County, Florida and more particularly described in Exhibit "A" attached hereto and by this reference made a part hereof (the "Property").

         WHEREAS, pursuant to the terms of the Note, Borrower has delivered written notice to Lender of its intention to exercise its option to extend the Maturity Date (as defined in the Note) to the date of June 14, 2001 ("Extension Maturity Date"), and to begin making the payments which are due during the "Term Phase" (as said term is defined in the Note) of the loan.

         WHEREAS, one of the conditions for extension of the Maturity Date as set forth in the Note is that the construction of the Improvements (as defined in the Construction Loan Agreement) must be completed and the Borrower must submit an acceptable title policy or current "update" endorsement to the Lender.

         WHEREAS, on the date hereof, the Improvements are not complete and the final "update" endorsement has not yet been issued.

         WHEREAS, on the date hereof, the unadvanced portion of the loan is $195,919.00. Borrower represents that such sum is sufficient to complete the
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Improvements in accordance with the signed and sealed plans and specifications and change orders for the project previously submitted to and approved by the Lender.

         WHEREAS, Borrower has requested that it be permitted to commence the Term Phase of the loan, and Lender has consented thereto, subject to Lender's disbursement of the unadvanced portion of the loan into an interest bearing money market account at Lender institution, titled in the Borrower's name, in which Lender has withdrawal authority for the purpose of making the remaining construction advances requested by Borrower, pursuant to the terms of the Construction Loan Agreement. Said account has been established by the Lender on behalf of the Borrower as Account No. (to be determined) (the "Account"), and Lender has disbursed the sum of $195,919.00 into the Account.

         WHEREAS, as a further condition to commencing the Term Phase of the loan, Lender requires that the Account be pledged as additional collateral for the loan.

         NOW, THEREFORE, it is agreed as follows:

         1. The Term Phase of the Note and loan shall commence as of June 14, 1996, and the repayment terms set forth in the Note which are applicable to the Term Phase shall apply, such that equal monthly payments of principal and interest in the amount of $33,234.96 shall be due and payable and shall be paid commencing on the fifteenth (15th) day of July, 1996 and shall continue on the fifteenth (15th) day of each subsequent month thereafter until the Extension Maturity Date. Said monthly installment amount was calculated based upon an interest rate of eight and one-half percent (8.5%) per annum and a fifteen (15) year amortization period.

         2. Borrower hereby pledges, grants and conveys to Lender a security interest in all funds in the Account, as additional collateral for the loan. Upon an event of default (as defined in the Loan Documents), Lender may (but shall have no obligation to) apply all or any part of the proceeds in the Account against the unpaid indebtedness of the Note in such order as Lender determines. As long as the loan is current and not in default, Borrower shall have the right to apply for disbursement of the proceeds in the Account for completion of construction of the Improvements in accordance with the procedures set forth in the Construction Loan Agreement for obtaining advances.

         3. As long as the loan is current and not in default, the proceeds in the Account shall be advanced by Lender for the account of Borrower pursuant to the terms and conditions for advances set forth in Exhibit "F" of the Construction Loan Agreement, and Borrower agrees to provide all such documentation which is required in said Exhibit "F" in order to obtain an advance(s), including but not limited to delivery of an acceptable title policy "update" endorsement. The proceeds may be advanced in the form of an interim draw and a final draw, or in the form of a final draw only at Borrower's election.

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Borrower acknowledges that one of the conditions for obtaining a final draw is to provide Lender proof of payment of its equity contribution of $199,094.40.

4. Except as set forth herein, all terms, conditions and covenants of the Note and all Loan Documents shall remain the same and shall be fully binding upon and enforceable by the Lender and Borrower pursuant to their terms.

         IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement on the ________ day of June, 1996.

Signed, sealed and delivered in the presence of:

                                       PLASMA-THERM, INC., a Florida corpora
                                       tion

/s/Maureen A. Nelson
- ----------------------------------
(Signature of Witness)                 By:  /s/Ronald S. Deferrari
                                            ----------------------
Maureen A. Nelson                           Ronald S. Deferrari
- ----------------------------------          President

(Print Name of Witness)
Lisa L. Disotelle
- -----------------
(Signature of Witness)                 (CORPORATE SEAL)
Lisa L. Disotelle
- -----------------
(Print Name of Witness)

                                       NATIONSBANK, N.A. (SOUTH), f/k/a
                                       NATIONSBANK OF FLORIDA, N.A., a
                                       national banking association

/s/Jodel Doak
- ----------------------------------
(Signature of Witness)                 By:  /s/ James E. Harden, Jr.
Jodel Doak                                 -------------------------
- ----------------------------------         James E. Harden, Jr.
(Print Name of Witness)                    Vice President

/s/Marta Schiro                        (CORPORATE SEAL)
- ----------------------------------
(Signature of Witness)
Marta Schiro
(Print Name of Witness)

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STATE OF FLORIDA           )
COUNTY OF PINELLAS         )

                  The foregoing instrument was acknowledged before me this 14 day of June, 1996, by RONALD S. DEFERRARI, as the President of PLASMA-THERM, INC., a Florida corporation, on behalf of the corporation. He /X/ is personally known to me or / / has produced as identification.

         (SEAL)                        /s/ Jill R. Street
                                       ----------------------------------------
                                       Jill R. Street
                                       --------------
                                       (Print Name of Notary Public)
My Commission Expires: 4/26/2000       Notary Public
                                       "Official Seal:
                                       Jill R. Street
                                       My Commissions Expires 4/26/2000
                                       Commission #CC 550146

STATE OF FLORIDA           )
COUNTY OF                  )
          ---------------

         The foregoing instrument was acknowledged before me this _____ day of June, 1996, by JAMES E. HARDEN, JR., as the Vice President of NATIONSBANK, N.A. (SOUTH), f/k/a NATIONSBANK OF FLORIDA, N.A., a national banking association, on behalf of the association. He / / is personally known to me or / / has produced _____________________________ as identification.

                                       /s/ Marta E. Schiro
                                       ----------------------------------------
                                       Marta E. Schiro
                                       ----------------------------------------
         (SEAL)                        (Print Name of Notary Public)
                                       Notary Public
                                       Office Notary Seal
My Commission Expires:                 Marta E. Schiro
                                       Notary Public State of Florida
                                       My Commission Exp. July 26, 1999

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                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

         Lots 28, 29, 30, 31 and the Northerly 130 feet of Lot 27, all in Block C of METROPOINTE COMMERCE PARK PHASE II, according to the map or plat thereof recorded in Plat Book 103, pages 25 and 26, Public Records of PINELLAS County, Florida.

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                                                                  EXHIBIT 10.42

VIA FACSIMILE

NATIONSBANK

June 17, 1996

Mr. Ronald S. Deferrari, President
Plasma-Therm, Inc.
9509 International Court
St. Petersburg, FL 33716

Re:   Extension Agreement Acceptance
      NationsBank Construction Loan #2514896-380

Dear Mr. Deferrari:

Please find enclosed an original Extension Agreement ( "agreement") executed by Jamie Harden of NationsBank , to acknowledge our acceptance. Please be advised that in addition to the agreement, NationsBank will accommodate this request for a time period of up to six months . This should allow sufficient amount of time to complete post-construction items remaining, and process all additional draw requests from June 14, 1996 to December 14, 1996.

If you are in agreement with the above expiration date, please sign below as your acknowledgment, and return as soon as possible.

Thank you very much, and if there are any questions, please contact myself or Jamie Harden.

Sincerely,

/s/ Jodel Doak

Jodel Doak
Real Estate Administration Officer
(813) 224-5549

Acknowledged by:

PLASMA-THERM, INC., a Florida corporation

/s/ Ronald S. Deferrari
By:   Ronald S. Deferrari, President